Exhibit 99.1

Custom Truck One Source Appoints Christopher Eperjesy as New Chief Financial Officer and
Announces $30 Million Stock Repurchase Program

KANSAS CITY, Mo., Aug. 4, 2022 /PRNewswire/ – Custom Truck One Source, Inc. (“Custom Truck One Source” or the “Company”) (NYSE: CTOS) today announced that the Company’s Board of Directors has appointed Christopher J. Eperjesy to serve as Chief Financial Officer, effective August 15, 2022. Mr. Eperjesy succeeds Todd Barrett, who will continue his role as Chief Accounting Officer of the Company.

Fred Ross, CEO of Custom Truck One Source, commented “We could not be more excited about having Chris join Custom Truck One Source as our CFO. He has relevant experience and an impressive track record of delivering growth and creating value in his previous roles. I would also like to thank Todd Barrett for the pivotal role he has played as Interim Chief Financial Officer over the last three months.”

“Chris is a proven CFO who brings a well-established combination of capital allocation discipline and operating skills to the role. He will be a strong partner as we execute our financial and operating plans in the coming years,” said Marshall Heinberg, Chairman of the Board of Custom Truck One Source.

“It is exciting to join a company that has an established history of success,” said Mr. Eperjesy. “I am impressed by the Company’s dedication to strategic growth and its commitment to its employees, customers and suppliers.”

Mr. Eperjesy most recently served as the Chief Financial Officer of Clarios International Inc., a global energy storage company that provides low-voltage battery technologies for vehicles, from August 2020 to June 2022. From December 2018 through August 2020, he was Senior Vice President and Chief Financial Officer of Cooper Tire & Rubber Company, a company that specializes in the design, manufacture, marketing and sales of automobile and truck tires. He holds a bachelor’s degree in Accounting from the University of Michigan and an MBA from Indiana University.

Custom Truck One Source also announced today that its Board of Directors authorized a stock repurchase program for up to $30 million of the Company’s common stock. Under the repurchase program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions, or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The repurchase program does not obligate the Company to acquire any particular amount of its common stock, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion.

“This announcement demonstrates the Board’s and management’s confidence in the Company’s business and the growth opportunities we see over the long term,” said Fred Ross. “We believe that the repurchase program is an appropriate tool to have during times of market volatility and can be an attractive use of our capital when deployed at suitable prices. Based on the strength of our balance sheet, we continue to see significant opportunity to continue to invest in and to grow our business.”

ABOUT CUSTOM ONE TRUCK ONE SOURCE

Custom Truck One Source is a leading provider of specialized truck and heavy equipment solutions to the utility, telecommunications, rail and infrastructure markets in North America. The Company’s solutions include rentals, sales, aftermarket parts, tools, accessories and service, equipment production, manufacturing, financing solutions, and asset disposal. With vast equipment breadth, the Company’s team of experts service its customers across an integrated network of locations across North America. For more information, please visit customtruck.com.

FORWARD-LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in this press release. This press release is based on certain assumptions that the Company’s management has made in light of its experience in the industry, as well as the Company’s perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in these circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual performance and results and could cause actual results to differ materially from those expressed in this press release. Important factors, among others, that may affect actual results or outcomes include: difficulty in integrating Nesco Holdings, Inc. and Custom Truck One Source, L.P. (“Custom Truck LP”) businesses and fully realizing the anticipated benefits of the Acquisition (as defined below), as well as significant transaction and transition costs that we will continue to incur following the acquisition by Nesco Holdings II, Inc. of Custom Truck LP (the “Acquisition”); material disruptions to our operation and manufacturing locations as a result of public health concerns, including COVID-19, equipment failures, natural disasters, work stoppages, power outages or other reasons; the cyclical nature of demand for our products and services and our vulnerability to industry, regional and national downturns, which impact, among others, our ability to manage our rental equipment; our inability to obtain raw materials, component parts and/or finished goods in a timely and cost-effective manner, and our inability to manage our rental equipment in an effective manner; any further increase in the cost of new equipment that we purchase for use in our rental fleet or for our sales inventory; disruptions in our supply chain as a result of the ongoing COVID-19 pandemic; aging or obsolescence of our existing equipment, and the fluctuations of market value thereof; our inability to recruit and retain the experienced personnel, including skilled technicians, we need to compete in our industries; disruptions in our information technology systems or a compromise of our system security, limiting our ability to effectively monitor and control our operations, adjust to changing market conditions, and implement strategic initiatives; unfavorable conditions in the capital and credit markets and our inability to obtain additional capital as required; our dependence on a limited number of manufacturers and suppliers and on third-party contractors to provide us with various services to assist us with conducting our business; potential impairment charges; our exposure to various risks related to legal proceedings or claims, and our failure to comply with relevant laws and regulations, including those related to occupational health and safety, the environment, government contracts, and data privacy and data security; the interest of our majority stockholder, which may not be consistent with the other stockholders; our significant indebtedness, which may adversely affect our financial position, limit our available cash and our access to additional capital, prevent us from growing our business and increase our risk of default; our inability to attract and retain highly skilled personnel and our inability to retain our senior management; our inability to generate cash, which could lead to a default; significant operating and financial restrictions imposed by the Indenture and the ABL Credit Agreement; increases in unionization rate in our workforce; changes in interest rates, which could increase our debt service obligations on the variable rate indebtedness and decrease our net income and cash flows; and the phase-out of LIBOR and uncertainty as to its replacement. For a more complete description of these and other possible risks and uncertainties, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and its subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements.

INVESTOR CONTACT

Brian Perman, Vice President, Investor Relations

844-403-6138

investors@customtruck.com